UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2008

                              QLINKS AMERICA, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                                    Colorado
                                   ----------
                 (State or other jurisdiction of incorporation)



      000-1216014                                             90-0138998
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              112 N. RUBEY DRIVE, SUITE 180, GOLDEN, COLORADO 80403
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 328-3290



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))





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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................1

SECTION 6. ASSET-BACKED SECURITIES.............................................1

SECTION 7. REGULATION FD ......................................................1

SECTION 8. OTHER EVENTS .......................................................1

        ITEM 8.01 OTHER EVENTS.................................................1

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................2

SIGNATURES.....................................................................2





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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Not Applicable.

                        SECTION 2 - FINANCIAL INFORMATION

Not Applicable.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.


Not Applicable.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Not Applicable.

                       SECTION 6 - ASSET-BACKED SECURITIES

Not Applicable.

                            SECTION 7 - REGULATION FD

Not Applicable.

                            SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

Qlinks has closed and abandoned its attempt at business as of January 31, 2008. The Company had no income stream, had achieved only nominal income, and was unable to achieve financing to carry out its business plan which was generating significant ongoing losses. The few kiosks owned by the Company were repossessed by the secured lenders. The Company has no other assets at this time.

The Company plans to seek a merger partner.


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

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits - None




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              QLINKS AMERICA, INC.
                        --------------------------------
                                  (Registrant)

                            Dated: February 1, 2008


                               /s/James O. Mulford
                         ------------------------------
                       James O. Mulford, President and CEO












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